UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2021

SARISSA CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39640	98-1552641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Steamboat Rd.

Greenwich, CT 06830

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 203-302-2330

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	SRSAU	The Nasdaq Capital Market
Class A ordinary shares	SRSA	The Nasdaq Capital Market
Warrants	SRSAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 28, 2021, Sarissa Capital Acquisition Corp. (the “Company”) received a notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Quarterly Report”), the Company no longer complies with the continued listing requirements set forth in Nasdaq Listing Rule 5250(c)(1).

As disclosed in the Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2021, the Quarterly Report was delayed due to the Company’s re-evaluation of the accounting treatment of its public and private placement warrants and the impact of the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies”, issued by the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC on April 12, 2021 (the “Statement”), on its financial statements for the fiscal year ended December 31, 2020 included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 31, 2021 (the “Form 10-K”). As previously reported in the Current Report on Form 8-K filed by the Company on May 21, 2021, on May 19, 2021, the Company’s management, after consultation with the audit committee of the board of directors of the Company, concluded that, in light of the Statement, it is appropriate to restate the Company’s previously issued (1) audited balance sheet, dated October 23, 2020, included in the Form 8-K that was filed on October 29, 2020, and (2) the Company’s audited financial statements for the year ended December 31, 2020, and for the period from August 12, 2020 (inception) through December 31, 2020, included in the Form 10-K (the “Relevant Periods”). The Company will file an amendment to its Form 10-K, which will include the restated audited financial statements for the Relevant Periods.

Under Nasdaq rules, the Company has 60 calendar days from the date of the notice to submit a plan to regain compliance with Nasdaq’s continued listing requirements. If Nasdaq accepts the plan, Nasdaq can grant an exception of up to 180 calendar days from the filing due date, or until November 15, 2021, to regain compliance. If Nasdaq does not accept the plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

As required by the Nasdaq rules, on May 28, 2021, the Company issued a press release regarding the matters described in this Item 3.01. A copy of the press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number		Description

99.1	—	Press Release, dated May 28, 2021

104	—	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SARISSA CAPITAL ACQUISITION CORP.

	By:	/s/ Patrice Bonfiglio
	Name:	Patrice Bonfiglio
	Title:	Chief Financial Officer
Dated: May 28, 2021